UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    August 30, 2007

Matritech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12128	04-2985132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Nevada Street, Newton, Massachusetts	02460
(Address of principal executive offices)	(Zip Code)

(617) 928-0820

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 30, 2007, we entered into a securities purchase agreement (the “Purchase Agreement”) with accredited investors pursuant to which we sold 15% Secured Promissory Notes (the “Series C Notes”) for an aggregate purchase price of $3,500,000 (the “Financing”).  The Series C Notes bear interest at the rate of 15% per annum for the first ninety days after issuance and thereafter bear interest at the rate of 18% per annum.  The scheduled maturity date of the Series C Notes is December 13, 2007, or earlier in the event of the consummation of a change of control.  At the time of repayment, regardless of whether the Series C Notes are paid at the maturity date, we must also pay a premium of 29% of the principal amount outstanding.

In connection with the Financing, we entered into a Second Amended and Restated Security Agreement with SDS Capital Group SPC, Ltd. as Collateral Agent on behalf of itself and the holders of our 15% Secured Convertible Promissory Notes dated January 13, 2006 (the “Series A Notes”) and holders of a majority of outstanding principal value of our Series B 15% Secured Convertible Promissory Notes dated January 22, 2007 (the “Series B Notes”) and the Series C Notes, pursuant to which we granted liens against certain assets related to our NMP22® product line.  The security interest covers cell lines, equipment, inventory and general intangibles related to the NMP22 product line, as well as proceeds from the sale of the product line.  We also entered into a Second Amended and Restated Contingent License Agreement with the Collateral Agent, granting license rights in the field of bladder cancer detection to some of our patents related to the NMP22 products, sublicense rights to patents licensed to us and used in connection with the NMP22 product line, and license rights to trademarks used exclusively in connection with the NMP22 product line.

We received net proceeds of approximately $3.49 million after deducting the estimated expenses in connection with the Financing.  We intend to use the net proceeds from the Financing for general corporate purposes.

A copy of the Purchase Agreement is attached hereto as Exhibit 4.1, a copy of the form of Series C Note is attached hereto as Exhibit 4.2, a copy of the Second Amended and Restated Security Agreement is attached hereto as Exhibit 4.3 and a copy of the Second Amended and Restated Contingent License Agreement is attached hereto as Exhibit 4.4.  Each of the foregoing exhibits is incorporated herein by reference.  The description of each of the foregoing documents contained in this Current Report on Form 8-K is qualified in its entirety by reference to such documents.

Item 1.01	Entry into a Material Definitive Agreement.

On August 31, 2007, Matritech, Inc. and the holders of a majority of outstanding principal value of the Series A Notes and holders of the Series B Notes entered into a Consent that directs the Collateral Agent, at the closing of a sale of substantially all of Matritech’s assets to a wholly-owned subsidiary of Inverness Medical Innovations, Inc. (“Inverness”) to (i) release existing collateral, terminate the Second Amended and Restated Security Agreement, terminate the Second Amended and Restated Contingent License Agreement and terminate existing UCC-1 financing statements, and (ii) enter into a Pledge Agreement, pursuant to which Matritech will grant the Collateral Agent a security interest in shares of Inverness common stock equal in value to 150% of the outstanding amounts owed on the Series A Notes, the Series B Notes and the Series C Notes.  Among the majority holders entering into the Consent were David B. Musket, a director of Matritech, Inc., and various ProMed Funds with which Mr. Musket is affiliated.  A copy of the Consent is attached hereto as Exhibit 4.5 and incorporated herein by reference.  The description of the Consent contained in this Current Report on Form 8-K is qualified in its entirety by reference to such document.

Item 1.01	Entry into a Material Definitive Agreement.

On August 31, 2007, Matritech, Inc. and the holders of a majority of outstanding principal value of the Series A Notes and holders of a majority of outstanding principal value of the Series B Notes entered into an Agreement and Amendment pursuant to which the signing holders agreed not to issue a Default Notice (as defined in the Series A Notes and the Series B Notes, respectively) until the later of (a) ten business days after a registration statement on Form S-3 is declared effective by the Securities and Exchange Commission for the resale by Matritech of shares of Inverness common stock received by Matritech as proceeds of its asset sale to Inverness or (b) the date of the closing of the asset sale by Matritech to Inverness.  The holders’ forbearance on issuance of a Default Notice is limited to a maximum of ninety days after the closing of the asset sale.  In addition, Matritech agreed to pay to the signing holders a prepayment premium, already designated in each of the Series A Notes and Series B Notes, upon repayment of these notes held by the signing holders, regardless of the date of repayment.  Matritech and the signing holders further agreed to amend the Series B Notes of those holders to provide that the Default Amount (as defined in the Series B Notes) shall include a premium of 25%, rather than 20%, to make it equivalent to the amount of prepayment premium.  The Agreement and Amendment further provides that the signing holders shall not be entitled to both a Default Amount and a prepayment premium.   A copy of the Agreement and Amendment is attached hereto as Exhibit 4.6 and incorporated herein by reference.  The description of the Agreement and Amendmentcontained in this Current Report on Form 8-K is qualified in its entirety by reference to such document.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
4.1	Securities Purchase Agreement dated August 30, 2007, between Matritech, Inc. and various purchasers
4.2	Form of Note dated August 30, 2007, and issued to various purchasers of Series C Notes
4.3	Second Amended and Restated Security Agreement dated August 30, 2007, by and between Matritech, Inc. and SDS Capital Group SPC, Ltd. as Collateral Agent
4.4	Second Amended and Restated Contingent License Agreement dated August 30, 2007, by and between Matritech, Inc. and SDS Capital Group SPC, Ltd. as Collateral Agent
4.5	Consent of Majority Holders of 15% Secured Convertible Promissory Notes dated January 13, 2006 and January 22, 2007
4.6	Agreement and Amendment of Certain Secured Convertible Promissory Notes dated January 13, 2006 and January 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRITECH, INC.

Date September 4, 2007	By:	/s/ Patricia Randall
Name: Patricia Randall
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Description
4.1	Securities Purchase Agreement dated August 30, 2007, between Matritech, Inc. and various purchasers
4.2	Form of Note dated August 30, 2007, and issued to various purchasers of Series C Notes
4.3	Second Amended and Restated Security Agreement dated August 30, 2007, by and between Matritech, Inc. and SDS Capital Group SPC, Ltd. as Collateral Agent
4.4	Second Amended and Restated Contingent License Agreement dated August 30, 2007, by and between Matritech, Inc. and SDS Capital Group SPC, Ltd. as Collateral Agent
4.5	Consent of Majority Holders of 15% Secured Convertible Promissory Notes dated January 13, 2006 and January 22, 2007
4.6	Agreement and Amendment of Certain Secured Convertible Promissory Notes dated January 13, 2006 and January 22, 2007